UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 26, 2013
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01
On April 26, 2013, Rainmaker Systems, Inc. issued a press release announcing that the NASDAQ Hearings Panel (the “Panel”) of The NASDAQ Stock Market LLC has granted the Company's request for continued listing on the NASDAQ Capital Market, subject to the Company providing to the Panel a month-end consolidated balance sheet reporting stockholders equity of greater than $2.5 million as of April 30, 2013, and providing a written update to the Panel by June 30, 2013 regarding the status of the Company's compliance plan to sustain long-term compliance with the minimum stockholders' equity requirement.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

(d)
99.1 Press release dated April 26, 2013, issued by Rainmaker Systems, Inc. announcing that the NASDAQ Hearings Panel has granted the Company's request for continued listing on the NASDAQ Capital Market.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

April 26, 2013	/s/ Mallorie Burak
Date	(Signature)
By: Mallorie Burak
Title: Chief Financial Officer